Exhibit 99.1
IN THE UNITED STATES BANKRUPTCY COURT
FOR THE NORTHERN DISTRICT OF ILLINOIS
EASTERN DIVISION

In re: HARTMARX CORPORATION, et al., Debtors.¹	) ) ) ) ) ) ) )	Case No. 09-02046 (BWB) (Jointly Administered) Chapter 11 Hon. Bruce W. Black

ORDER UNDER 11 U.S.C. §§ 105, 362 AND 541 AND FED. R. BANKR. P. 3001
AND 3002 ESTABLISHING NOTICE AND HEARING  PROCEDURES
FOR TRADING IN EQUITY SECURITIES IN THE DEBTORS’ ESTATES
NUNC PRO TUNC TO THE DATE OF THE FILING OF THE MOTION

Upon the motion of the debtors (the “Debtors”) for an order under Bankruptcy Code 105 Sections 362 and 541 and Bankruptcy Rules 3001 and 3002 establishing notification and hearing procedures for trading in equity securities; and the Court having reviewed the

1   The Debtors consist of: Hartmarx Corporation (FEIN: 36-3217140); Anniston Sportswear Corporation (FEIN: 63-0255951); Briar, Inc. (FEIN: 36-3295194); Chicago Trouser Company, Ltd. (FEIN: 36-3654087); C.M. Clothing, Inc. (FEIN: 62-0726470); C.M. Outlet Corp. (FEIN: 23-2079484); Consolidated Apparel Group, Inc. (FEIN: 36-4451205); Country Miss. Inc. (FEIN: 23-2159300); Country Suburbans, Inc. (FEIN: 13-2536025); Direct Route Marketing Corporation (FEIN: 36-3353564); E-Town Sportswear Corporation (FEIN: 35-1045839); Fairwood-Wells, Inc. (FEIN: 36-2793207); Gleneagles, Inc. (FEIN: 52-0382880); Handmacher Fashions Factory Outlet, Inc. (FEIN: 62-0699057); Handmacher-Vogel, Inc. (FEIN: 13-2522868); Hart Services, Inc. (FEIN: 36-3119791); Hart Schaffner & Marx (FEIN: 36-1196390); Hartmarx International, Inc. (FEIN: 36-3849547); Hickey-Freeman Co., Inc. (FEIN: 05-0522438); Higgins, Frank & Hill, Inc. (FEIN: 36-3119788); HMX Luxury, Inc. (FEIN: 36-3432123); HMX Sportswear, Inc. (FEIN: 13-2882518); Hoosier Factories, Incorporated (FEIN: 35-1103970); HSM Real Estate LLC (FEIN: 36-4421906); HSM University, Inc. (FEIN: 36-3635288); Intercontinental Apparel, Inc. (FEIN: 22-2268615); International Women's Apparel, Inc. (FEIN: 74-1312494); Jaymar-Ruby, Inc. (FEIN: 35-0392340); JRSS, Inc. (FEIN: 35-1695663); Kuppenheimer Men's Clothiers Dadeville, Inc. (FEIN: 63-0179270); Monarchy Group, Inc. (FEIN: 26-0472040); National Clothing Company, Inc. (FEIN: 13-3056089); NYC Sweaters, Inc. (FEIN: 20-5399484); 106 Real Estate Corp. (FEIN: 23-1609394); Robert's International Corporation (FEIN: 36-3671895); Robert Surrey, Inc. (FEIN: 36-6163392); Salhold, Inc. (FEIN: 36-3806997); Seaford Clothing Co. (FEIN: 36-1692913); Simply Blue Apparel, Inc. (FEIN: 20-3583172); Society Brand, Ltd. (FEIN: 36-6114108); Sweater.com Apparel, Inc. (FEIN: 20-5300452); Tag Licensing, Inc. (FEIN: 36-2876915); Tailored Trend, Inc. (FEIN: 13-1540282); Thorngate Uniforms, Inc. (FEIN: 23-1007260); Thos. Heath Clothes, Inc. (FEIN: 36-6114533); Trade Finance International Limited (FEIN: 36-3758253); Universal Design Group, Ltd. (FEIN: 36-3758257); M. Wile & Company, Inc. (FEIN: 16-0959019); Winchester Clothing Company (FEIN: 61-0983980); Yorke Shirt Corporation (FEIN: 36-3440608); Zooey Apparel, Inc. (FEIN: 20-5917889).

Motion²;  and it appearing that the Court has jurisdiction over this matter pursuant to 28 U.S.C. §§ 157 and 1334; and it appearing that this proceeding is a core proceeding pursuant to 28 U.S.C. § 157(b)(2); and it appearing that venue of this proceeding is proper pursuant to 28 U.S.C. §§ 1408 and 1409; and the Court having determined that the relief requested in the Motion is in the best interests of the Debtors, their estates, their creditors, and other parties in interest; and it appearing that proper and adequate notice of the Motion has been given and that no other or further notice is necessary; and upon the record herein; and after due deliberation thereon; and good and sufficient cause appearing therefor, it is hereby

ORDERED, ADJUDGED, AND DECREED THAT:

1.           The Motion is GRANTED.

2.           The provisions of this Order shall be effective as of the date the Motion was filed.

3.           Any purchase, sale, or other transfer of equity securities in the Debtors in violation of the procedures set forth herein (including the notice requirements set forth in Sections 4(a) and (c) below) shall be null and void ab initio as an act in violation of the automatic stay under U.S.C. §§ 362 and 105(a) of the Bankruptcy Code, provided, however, that any person or entity that has acquired, disposed of, or otherwise transferred common stock prior to entry of the Order in violation thereof and without notice of the Motion shall not be subject to sanctions or otherwise be treated as having acted in violation of the automatic stay under Section 362 of the Bankruptcy Code upon a showing to the Court of lack of notice of the Motion.

4.           The following procedures shall apply to trading in equity securities of Hartmarx Corporation ("Hartmarx"):

2    Capitalized terms not otherwise defined herein shall have the meanings ascribed to such terms in the Motion.

(a)           Any person or entity (as defined in Treasury Regulations Section 1.382-3(a) for purposes of this Section 4) who currently is or becomes a Substantial Shareholder (as defined in Paragraph (e) below) shall file with this Court, and serve on counsel to the Debtors, a notice of such status, in the form attached hereto as Exhibit A-1, on or before the later of (A) twenty (20) calendar days after the effective date of the notice of entry of this Order or (B) ten (10) calendar days after becoming a Substantial Shareholder.

(b)           At least ten (10) calendar days prior to effectuating any transfer of equity securities (including Options to acquire such securities, as defined below) that would result in an increase in the amount of Hartmarx Stock beneficially owned by a Substantial Shareholder or would result in a person or entity becoming a Substantial Shareholder, such Substantial Shareholder shall file with this Court, and serve on counsel to the Debtors, advance written notice, in the form attached hereto as Exhibit A-2, of the intended transfer of equity securities.

(c)           At least ten (10) calendar days prior to effectuating any transfer of equity securities (including Options to acquire such securities) that would result in a decrease in the amount of Hartmarx Stock beneficially owned by a Substantial Shareholder or would result in a person or entity ceasing to be a Substantial Shareholder, such Substantial Shareholder shall file with this Court, and serve on counsel to the Debtors, advance written notice, in the form attached hereto as Exhibit A-3, of the intended transfer of equity securities (the notices required to be filed and served under Paragraph (b) and this Paragraph (c), each a “Notice of Proposed Transfer”).

(d)           The Debtors shall have ten (10) calendar days after receipt of a Notice of Proposed Transfer to file with this Court and serve on such Substantial Shareholder an objection to any proposed transfer of equity securities described in the Notice of Proposed Transfer on the grounds that such transfer may adversely affect the Debtors’ ability to utilize their Tax Attributes.  If the Debtors file an objection, such transaction will not be effective unless approved by a final and nonappealable order of this Court.  If the Debtors do not object within such 10-day period, such transaction may proceed solely as set forth in the Notice of Proposed Transfer.  Further transactions within the scope of this Paragraph must be the subject of additional notices as set forth herein, with an additional 10-day waiting period.

(e)           For purposes of this Order, (A) a “Substantial Shareholder” is any person or entity which beneficially owns at least 1,873,715 shares (representing approximately 4.75% of all issued and outstanding shares) of the common stock of (“Hartmarx Stock”), and (B) “beneficial ownership” (or any variation thereof of Hartmarx Stock and Options to acquire Hartmarx Stock) shall be determined in accordance with applicable rules under Section 382 of the I.R.C., Treasury Regulations promulgated thereunder and rulings issued by the Internal Revenue Service, and thus, to the extent provided therein, from time to time shall include, without limitation, (i) direct and indirect ownership (e.g., a holding company would be considered to beneficially own all shares owned or acquired by its subsidiaries), (ii) ownership by such holder’s family members and persons acting in concert with such holder to make a coordinated acquisition of stock, and (iii) an Option to acquire Hartmarx Stock.  An “Option” to acquire stock includes any contingent purchase, warrant, convertible debt, put, stock subject to risk of forfeiture, contract to acquire stock, or similar interest, regardless of whether it is contingent or otherwise not currently exercisable.  For the avoidance of doubt, by operation of the definition of beneficial ownership in clause (B) of this Paragraph, an owner of an Option to acquire Hartmarx Stock may be treated as the owner of such Hartmarx Stock.

5.           The Debtors may waive, in writing and in their sole and absolute discretion, any and all restrictions, stays, and notification procedures contained in this Order.
6.           The Debtors shall serve the Notice of Order setting forth the procedures authorized herein substantially in the form annexed hereto as Exhibit B on (a) the Office of the United States Trustee for the Northern District of Illinois; (b) the Securities and Exchange Commission; (c) the Internal Revenue Service; (d) the United States Attorney's Office for the Northern District of Illinois; (e) counsel to the Creditors Committee; (f) counsel to the providers of the Debtors’ postpetition debtor-in-possession financing; (g) transfer agents for any class of Hartmarx Stock; and (h) any person or entity that directly or indirectly owns, controls or holds 5% or more of Hartmarx Stock as determined based on filings of Schedule 13D and 13G with the Securities and Exchange Commission.  Notice served pursuant to the preceding sentence shall be via overnight mail.  The Debtors shall also file a copy of this Order as an exhibit to a report on Form 8-K filed with the Securities and Exchange Commission.  No further notice of entry of this Order need be served by the Debtors.
7.           Any transfer agent(s) for any Hartmarx Stock having notice hereof shall provide such Notice of Order to all holders of such Hartmarx Stock in excess of 937,000 shares registered with such transfer agent; provided that, if any transfer agent provides the Debtors with the names and addresses of all holders of such Hartmarx Stock, the Debtors shall deliver the Notice of Order to such holders.  Any such registered holder must, in turn, provide such Notice of Order to any holder for whose account such registered holder holds such Hartmarx Stock in excess of 937,000 shares, and so on down the chain of ownership.

8.           Any person or entity or broker or agent acting on such person or entity’s behalf who sells an aggregate amount of at least 469,000 shares of Hartmarx Stock (or an Option with respect thereto) to another person or entity shall provide a copy of the Notice of Order to such purchaser of such Hartmarx Stock or to any broker or agent acting on such purchaser’s behalf.
9.           The requirements set forth in this Order are in addition to the requirements of Rule 3001(e) of the Federal Rules of Bankruptcy Procedure and applicable securities, corporate and other laws, and do not excuse compliance therewith.
10.           This Court retains jurisdiction to hear and determine all matters arising from or related to the implementation or interpretation of this Order.

Dated:         Chicago, Illinois
    May 14, 2009

/s/ Bruce W. Black
UNITED STATES BANKRUPTCY JUDGE

Exhibit A-1
(Notice of Status as Substantial Shareholder)

IN THE UNITED STATES BANKRUPTCY COURT
FOR THE NORTHERN DISTRICT OF ILLINOIS
EASTERN DIVISION

In re: HARTMARX CORPORATION, et al., Debtors.¹	) ) ) ) ) ) ) )	Case No. 09-02046 (BWB) (Jointly Administered) Chapter 11 Hon. Bruce W. Black

NOTICE OF STATUS AS A SUBSTANTIAL SHAREHOLDER²

1    The Debtors consist of: Hartmarx Corporation (FEIN: 36-3217140); Anniston Sportswear Corporation (FEIN: 63-0255951); Briar, Inc. (FEIN: 36-3295194); Chicago Trouser Company, Ltd. (FEIN: 36-3654087); C.M. Clothing, Inc. (FEIN: 62-0726470); C.M. Outlet Corp. (FEIN: 23-2079484); Consolidated Apparel Group, Inc. (FEIN: 36-4451205); Country Miss. Inc. (FEIN: 23-2159300); Country Suburbans, Inc. (FEIN: 13-2536025); Direct Route Marketing Corporation (FEIN: 36-3353564); E-Town Sportswear Corporation (FEIN: 35-1045839); Fairwood-Wells, Inc. (FEIN: 36-2793207); Gleneagles, Inc. (FEIN: 52-0382880); Handmacher Fashions Factory Outlet, Inc. (FEIN: 62-0699057); Handmacher-Vogel, Inc. (FEIN: 13-2522868); Hart Services, Inc. (FEIN: 36-3119791); Hart Schaffner & Marx (FEIN: 36-1196390); Hartmarx International, Inc. (FEIN: 36-3849547); Hickey-Freeman Co., Inc. (FEIN: 05-0522438); Higgins, Frank & Hill, Inc. (FEIN: 36-3119788); HMX Luxury, Inc. (FEIN: 36-3432123); HMX Sportswear, Inc. (FEIN: 13-2882518); Hoosier Factories, Incorporated (FEIN: 35-1103970); HSM Real Estate LLC (FEIN: 36-4421906); HSM University, Inc. (FEIN: 36-3635288); Intercontinental Apparel, Inc. (FEIN: 22-2268615); International Women's Apparel, Inc. (FEIN: 74-1312494); Jaymar-Ruby, Inc. (FEIN: 35-0392340); JRSS, Inc. (FEIN: 35-1695663); Kuppenheimer Men's Clothiers Dadeville, Inc. (FEIN: 63-0179270); Monarchy Group, Inc. (FEIN: 26-0472040); National Clothing Company, Inc. (FEIN: 13-3056089); NYC Sweaters, Inc. (FEIN: 20-5399484); 106 Real Estate Corp. (FEIN: 23-1609394); Robert's International Corporation (FEIN: 36-3671895); Robert Surrey, Inc. (FEIN: 36-6163392); Salhold, Inc. (FEIN: 36-3806997); Seaford Clothing Co. (FEIN: 36-1692913); Simply Blue Apparel, Inc. (FEIN: 20-3583172); Society Brand, Ltd. (FEIN: 36-6114108); Sweater.com Apparel, Inc. (FEIN: 20-5300452); Tag Licensing, Inc. (FEIN: 36-2876915); Tailored Trend, Inc. (FEIN: 13-1540282); Thorngate Uniforms, Inc. (FEIN: 23-1007260); Thos. Heath Clothes, Inc. (FEIN: 36-6114533); Trade Finance International Limited (FEIN: 36-3758253); Universal Design Group, Ltd. (FEIN: 36-3758257); M. Wile & Company, Inc. (FEIN: 16-0959019); Winchester Clothing Company (FEIN: 61-0983980); Yorke Shirt Corporation (FEIN: 36-3440608); Zooey Apparel, Inc. (FEIN: 20-5917889).

2   For purposes of this Order, (A) a "Substantial Shareholder" is any person or entity which beneficially owns at least 1,873,715 (representing approximately 4.75% of all issued and outstanding shares) of the common stock of ("Hartmarx Stock"), and (B) "beneficial ownership" (or any variation thereof of Hartmarx Stock and Options to acquire Hartmarx Stock) shall be determined in accordance with applicable rules under Section 382 of the I.R.C., Treasury Regulations promulgated thereunder and rulings issued by the Internal Revenue Service, and thus, to the extent provided therein, from time to time shall include, without limitation, (i) direct and indirect ownership (e.g., a holding company would be considered to beneficially own all shares owned or acquired by its subsidiaries), (ii) ownership by such holder's family members and persons acting in concert with such holder to make a coordinated acquisition of stock, and (iii) an Option to acquire Hartmarx Stock.  An "Option" to acquire

PLEASE TAKE NOTICE that [Name of Shareholder] is/has become a Substantial Shareholder with respect to Hartmarx Stock (as defined herein and in the Order) of Hartmarx Corporation, a debtor and debtor-in-possession in Case No. 09-02046 (BWB) pending in the United States Bankruptcy Court for the Northern District of Illinois, Eastern Division.

PLEASE TAKE FURTHER NOTICE that, as of [Date], [Name of Shareholder] beneficially owns [_________] shares of the Hartmarx Stock.  The following table sets forth the date(s) on which [Name of Shareholder] acquired or otherwise became the beneficial owner of such Hartmarx Stock:

Number Of Shares	Date Acquired

(Attach additional page if necessary)

PLEASE TAKE FURTHER NOTICE that the last four digits of the taxpayer identification or social security number of [Name of Shareholder] is [________________].

PLEASE TAKE FURTHER NOTICE that, under penalties of perjury, [Name of Shareholder] hereby declares that it has examined this Notice and accompanying attachments (if any), and, to the best of its knowledge and belief, this Notice and any attachments which purport to be part of this Notice are true, correct, and complete.

(cont'd from previous page)
stock includes any contingent purchase, warrant, convertible debt, put, stock subject to risk of forfeiture, contract to acquire stock, or similar interest, regardless of whether it is contingent or otherwise not currently exercisable.  For the avoidance of doubt, by operation of the definition of beneficial ownership in clause (B) of this Paragraph, an owner of an Option to acquire Hartmarx Stock may be treated as the owner of such Hartmarx Stock.

2

PLEASE TAKE FURTHER NOTICE that, pursuant to that certain Order Under 11 U.S.C. §§ 105, 362 And 541 And Fed. R. Bankr. P. 3001 And 3002 Establishing Notice And Hearing Procedures For Trading In Equity Securities In The Debtors’ Estates (Docket No. [_]), this Notice is being filed with (a) the United States Bankruptcy Court for the Northern District of Illinois, Eastern Division, 219 S. Dearborn Street, Courtroom 615, Chicago, Illinois, 60604, and served upon (b) counsel for the Debtors (Skadden, Arps, Slate, Meagher & Flom LLP, 333 West Wacker Drive, Suite 2100, Chicago, Illinois 60606, Attn: George N. Panagakis).

Respectfully submitted,

(Name of Shareholder)
By:
Name:
Title:
Address:

Telephone:
Facsimile:

3

Exhibit A-2
(Notice of Intent to Acquire Equity Interest)

IN THE UNITED STATES BANKRUPTCY COURT
FOR THE NORTHERN DISTRICT OF ILLINOIS
EASTERN DIVISION

In re: HARTMARX CORPORATION, et al., Debtors.¹	) ) ) ) ) ) ) )	Case No. 09-02046 (BWB) (Jointly Administered) Chapter 11 Hon. Bruce W. Black

NOTICE OF INTENT TO PURCHASE, ACQUIRE, OR OTHERWISE
ACCUMULATE AN EQUITY INTEREST

PLEASE TAKE NOTICE THAT [Name of Prospective Acquirer] hereby provides notice of its intention to purchase, acquire, or otherwise accumulate one or more shares of Hartmarx Stock (as defined herein and in the Order) of Hartmarx Corporation or an Option with respect thereto (as defined herein and in the Order) (the "Proposed Transfer").

1   The Debtors consist of: Hartmarx Corporation (FEIN: 36-3217140); Anniston Sportswear Corporation (FEIN: 63-0255951); Briar, Inc. (FEIN: 36-3295194); Chicago Trouser Company, Ltd. (FEIN: 36-3654087); C.M. Clothing, Inc. (FEIN: 62-0726470); C.M. Outlet Corp. (FEIN: 23-2079484); Consolidated Apparel Group, Inc. (FEIN: 36-4451205); Country Miss. Inc. (FEIN: 23-2159300); Country Suburbans, Inc. (FEIN: 13-2536025); Direct Route Marketing Corporation (FEIN: 36-3353564); E-Town Sportswear Corporation (FEIN: 35-1045839); Fairwood-Wells, Inc. (FEIN: 36-2793207); Gleneagles, Inc. (FEIN: 52-0382880); Handmacher Fashions Factory Outlet, Inc. (FEIN: 62-0699057); Handmacher-Vogel, Inc. (FEIN: 13-2522868); Hart Services, Inc. (FEIN: 36-3119791); Hart Schaffner & Marx (FEIN: 36-1196390); Hartmarx International, Inc. (FEIN: 36-3849547); Hickey-Freeman Co., Inc. (FEIN: 05-0522438); Higgins, Frank & Hill, Inc. (FEIN: 36-3119788); HMX Luxury, Inc. (FEIN: 36-3432123); HMX Sportswear, Inc. (FEIN: 13-2882518); Hoosier Factories, Incorporated (FEIN: 35-1103970); HSM Real Estate LLC (FEIN: 36-4421906); HSM University, Inc. (FEIN: 36-3635288); Intercontinental Apparel, Inc. (FEIN: 22-2268615); International Women's Apparel, Inc. (FEIN: 74-1312494); Jaymar-Ruby, Inc. (FEIN: 35-0392340); JRSS, Inc. (FEIN: 35-1695663); Kuppenheimer Men's Clothiers Dadeville, Inc. (FEIN: 63-0179270); Monarchy Group, Inc. (FEIN: 26-0472040); National Clothing Company, Inc. (FEIN: 13-3056089); NYC Sweaters, Inc. (FEIN: 20-5399484); 106 Real Estate Corp. (FEIN: 23-1609394); Robert's International Corporation (FEIN: 36-3671895); Robert Surrey, Inc. (FEIN: 36-6163392); Salhold, Inc. (FEIN: 36-3806997); Seaford Clothing Co. (FEIN: 36-1692913); Simply Blue Apparel, Inc. (FEIN: 20-3583172); Society Brand, Ltd. (FEIN: 36-6114108); Sweater.com Apparel, Inc. (FEIN: 20-5300452); Tag Licensing, Inc. (FEIN: 36-2876915); Tailored Trend, Inc. (FEIN: 13-1540282); Thorngate Uniforms, Inc. (FEIN: 23-1007260); Thos. Heath Clothes, Inc. (FEIN: 36-6114533); Trade Finance International Limited (FEIN: 36-3758253); Universal Design Group, Ltd. (FEIN: 36-3758257); M. Wile & Company, Inc. (FEIN: 16-0959019); Winchester Clothing Company (FEIN: 61-0983980); Yorke Shirt Corporation (FEIN: 36-3440608); Zooey Apparel, Inc. (FEIN: 20-5917889).

PLEASE TAKE FURTHER NOTICE THAT, if applicable, on [Prior Date(s)], [Name of Prospective Acquirer] filed a Notice of Status as a Substantial Shareholder² with the United States Bankruptcy Court for the Northern District of Illinois, Eastern Division (the "Court") and served copies thereof on Debtors' counsel.

PLEASE TAKE FURTHER NOTICE THAT [Name of Prospective Acquirer] currently beneficially owns [____________] shares of Hartmarx Stock.

PLEASE TAKE FURTHER NOTICE THAT, pursuant to the Proposed Transfer, [Name of Prospective Acquirer] proposes to purchase, acquire, or otherwise accumulate [______________] shares of Hartmarx Stock or an Option with respect to [_______________] shares of Hartmarx Stock.  If the Proposed Transfer is permitted to occur, [Name of Prospective Acquirer] will beneficially own [_______________] shares of Hartmarx Stock after the transfer (including any Options with respect to any Common Stock).

PLEASE TAKE FURTHER NOTICE THAT the last four digits of the taxpayer identification or social security number of [Name of Prospective Acquirer] is [________________].

PLEASE TAKE FURTHER NOTICE that, under penalties of perjury, [Name of Prospective Acquirer] hereby declares that it has examined this Notice and accompanying attachments (if any), and, to the best of its knowledge and belief, this Notice and any attachments which purport to be part of this Notice are true, correct, and complete.

PLEASE TAKE FURTHER NOTICE that, pursuant to that certain Order Under 11 U.S.C. §§ 105, 362 And 541 And Fed. R. Bankr. P. 3001 And 3002 Establishing Notice, And Hearing Procedures For Trading In Equity Securities In The Debtors’ Estates (Docket No. [_]), this Notice is being filed with (a) the United States Bankruptcy Court for the Northern District of Illinois, Eastern Division, 219 S. Dearborn Street, Courtroom 615, Chicago, Illinois, 60604, and

2   For purposes of this Order, (A) a "Substantial Shareholder" is any person or entity which beneficially owns at least 1,873,715 (representing approximately 4.75% of all issued and outstanding shares) of the common stock of ("Hartmarx Stock"), and (B) "beneficial ownership" (or any variation thereof of Hartmarx Stock and Options to acquire Hartmarx Stock) shall be determined in accordance with applicable rules under Section 382 of the I.R.C., Treasury Regulations promulgated thereunder and rulings issued by the Internal Revenue Service, and thus, to the extent provided therein, from time to time shall include, without limitation, (i) direct and indirect ownership (e.g., a holding company would be considered to beneficially own all shares owned or acquired by its subsidiaries), (ii) ownership by such holder's family members and persons acting in concert with such holder to make a coordinated acquisition of stock, and (iii) an Option to acquire Hartmarx Stock.  An "Option" to acquire stock includes any contingent purchase, warrant, convertible debt, put, stock subject to risk of forfeiture, contract to acquire stock, or similar interest, regardless of whether it is contingent or otherwise not currently exercisable.  For the avoidance of doubt, by operation of the definition of beneficial ownership in clause (B) of this Paragraph, an owner of an Option to acquire Hartmarx Stock may be treated as the owner of such Hartmarx Stock.

2

served upon (b) counsel for the Debtors (Skadden, Arps, Slate, Meagher & Flom LLP, 333 West Wacker Drive, Suite 2100, Chicago, Illinois 60606, Attn: George N. Panagakis).

PLEASE TAKE FURTHER NOTICE that the Debtors have 10 calendar days after receipt of this Notice to object to the Proposed Transfer described herein.  If the Debtors file an objection, such Proposed Transfer will not be effective unless approved by a final and nonappealable order of the Court.  If the Debtors do not object within such 10-day period, then after expiration of such period the Proposed Transfer may proceed solely as set forth in the Notice.

PLEASE TAKE FURTHER NOTICE that any further transactions contemplated by [Name of Prospective Acquirer] that may result in [Name of Prospective Acquirer] purchasing, acquiring or otherwise accumulating additional shares of Hartmarx Stock (or an Option with respect thereto) will each require an additional notice filed with the Court to be served in the same manner as this Notice.

Respectfully submitted,

(Name of Prospective Acquirer)
By:
Name:
Title:
Address:

Telephone:
Facsimile:

3

Exhibit A-3
(Notice of Intent to Transfer Equity Interest)

IN THE UNITED STATES BANKRUPTCY COURT
FOR THE NORTHERN DISTRICT OF ILLINOIS
EASTERN DIVISION

In re: HARTMARX CORPORATION, et al., Debtors.¹	) ) ) ) ) ) ) )	Case No. 09-02046 (BWB) (Jointly Administered) Chapter 11 Hon. Bruce W. Black

NOTICE OF INTENT TO SELL, TRADE OR OTHERWISE

TRANSFER AN EQUITY INTEREST

PLEASE TAKE NOTICE THAT [Name of Prospective Seller] hereby provides notice of its intention to sell, trade, or otherwise transfer one or more shares of Hartmarx Stock (as defined herein and in the Order) of Hartmarx Corporation or an Option with respect thereto (as defined herein and in the Order) (the "Proposed Transfer").

1   The Debtors consist of: Hartmarx Corporation (FEIN: 36-3217140); Anniston Sportswear Corporation (FEIN: 63-0255951); Briar, Inc. (FEIN: 36-3295194); Chicago Trouser Company, Ltd. (FEIN: 36-3654087); C.M. Clothing, Inc. (FEIN: 62-0726470); C.M. Outlet Corp. (FEIN: 23-2079484); Consolidated Apparel Group, Inc. (FEIN: 36-4451205); Country Miss. Inc. (FEIN: 23-2159300); Country Suburbans, Inc. (FEIN: 13-2536025); Direct Route Marketing Corporation (FEIN: 36-3353564); E-Town Sportswear Corporation (FEIN: 35-1045839); Fairwood-Wells, Inc. (FEIN: 36-2793207); Gleneagles, Inc. (FEIN: 52-0382880); Handmacher Fashions Factory Outlet, Inc. (FEIN: 62-0699057); Handmacher-Vogel, Inc. (FEIN: 13-2522868); Hart Services, Inc. (FEIN: 36-3119791); Hart Schaffner & Marx (FEIN: 36-1196390); Hartmarx International, Inc. (FEIN: 36-3849547); Hickey-Freeman Co., Inc. (FEIN: 05-0522438); Higgins, Frank & Hill, Inc. (FEIN: 36-3119788); HMX Luxury, Inc. (FEIN: 36-3432123); HMX Sportswear, Inc. (FEIN: 13-2882518); Hoosier Factories, Incorporated (FEIN: 35-1103970); HSM Real Estate LLC (FEIN: 36-4421906); HSM University, Inc. (FEIN: 36-3635288); Intercontinental Apparel, Inc. (FEIN: 22-2268615); International Women's Apparel, Inc. (FEIN: 74-1312494); Jaymar-Ruby, Inc. (FEIN: 35-0392340); JRSS, Inc. (FEIN: 35-1695663); Kuppenheimer Men's Clothiers Dadeville, Inc. (FEIN: 63-0179270); Monarchy Group, Inc. (FEIN: 26-0472040); National Clothing Company, Inc. (FEIN: 13-3056089); NYC Sweaters, Inc. (FEIN: 20-5399484); 106 Real Estate Corp. (FEIN: 23-1609394); Robert's International Corporation (FEIN: 36-3671895); Robert Surrey, Inc. (FEIN: 36-6163392); Salhold, Inc. (FEIN: 36-3806997); Seaford Clothing Co. (FEIN: 36-1692913); Simply Blue Apparel, Inc. (FEIN: 20-3583172); Society Brand, Ltd. (FEIN: 36-6114108); Sweater.com Apparel, Inc. (FEIN: 20-5300452); Tag Licensing, Inc. (FEIN: 36-2876915); Tailored Trend, Inc. (FEIN: 13-1540282); Thorngate Uniforms, Inc. (FEIN: 23-1007260); Thos. Heath Clothes, Inc. (FEIN: 36-6114533); Trade Finance International Limited (FEIN: 36-3758253); Universal Design Group, Ltd. (FEIN: 36-3758257); M. Wile & Company, Inc. (FEIN: 16-0959019); Winchester Clothing Company (FEIN: 61-0983980); Yorke Shirt Corporation (FEIN: 36-3440608); Zooey Apparel, Inc. (FEIN: 20-5917889).

PLEASE TAKE FURTHER NOTICE THAT, if applicable, on [Prior Date(s)], [Name of Prospective Seller] filed a Notice of Status as a Substantial Shareholder² with the United States Bankruptcy Court for the Northern District of Illinois, Eastern Division (the "Court") and served copies thereof on Debtors' counsel.

PLEASE TAKE FURTHER NOTICE THAT [Name of Prospective Seller] currently beneficially owns [_______________] shares of the Hartmarx Stock (including any Options with respect to any Hartmarx Stock).

PLEASE TAKE FURTHER NOTICE THAT, pursuant to the Proposed Transfer, [Name of Prospective Seller] proposes to sell, trade, or otherwise transfer [_______________] shares of Hartmarx Stock or an Option with respect to [_______________] shares of Hartmarx Stock.  If the Proposed Transfer is permitted to occur, [Name of Prospective Seller] will beneficially own [_______________] shares of Hartmarx Stock after the transfer.

PLEASE TAKE FURTHER NOTICE THAT the last four digits of the taxpayer identification or social security number of [Name of Prospective Seller] is [________________].

PLEASE TAKE FURTHER NOTICE that, under penalties of perjury, [Name of Prospective Seller] hereby declares that it has examined this Notice and accompanying attachments (if any), and, to the best of its knowledge and belief, this Notice and any attachments which purport to be part of this Notice are true, correct, and complete.

PLEASE TAKE FURTHER NOTICE that, pursuant to that certain Order Under 11 U.S.C. §§ 105, 362 And 541 And Fed. R. Bankr. P. 3001 And 3002 Establishing Notice, And Hearing Procedures For Trading In Equity Securities In The Debtors’ Estates (Docket No. [_]), this Notice is being filed with (a) the United States Bankruptcy Court for the Northern District of Illinois, Eastern Division, 219 S. Dearborn Street, Courtroom 615, Chicago, Illinois, 60604, and

2  For purposes of this Order, (A) a "Substantial Shareholder" is any person or entity which beneficially owns at least 1,873,715 shares (representing approximately 4.75% of all issued and outstanding shares) of the common stock of ("Hartmarx Stock"), and (B) "beneficial ownership" (or any variation thereof of Hartmarx Stock and Options to acquire Hartmarx Stock) shall be determined in accordance with applicable rules under Section 382 of the I.R.C., Treasury Regulations promulgated thereunder and rulings issued by the Internal Revenue Service, and thus, to the extent provided therein, from time to time shall include, without limitation, (i) direct and indirect ownership (e.g., a holding company would be considered to beneficially own all shares owned or acquired by its subsidiaries), (ii) ownership by such holder's family members and persons acting in concert with such holder to make a coordinated acquisition of stock, and (iii) an Option to acquire Hartmarx Stock.  An "Option" to acquire stock includes any contingent purchase, warrant, convertible debt, put, stock subject to risk of forfeiture, contract to acquire stock, or similar interest, regardless of whether it is contingent or otherwise not currently exercisable.  For the avoidance of doubt, by operation of the definition of beneficial ownership in clause (B) of this Paragraph, an owner of an Option to acquire Hartmarx Stock may be treated as the owner of such Hartmarx Stock.
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served upon (b) counsel for the Debtors (Skadden, Arps, Slate, Meagher & Flom LLP, 333 West Wacker Drive, Suite 2100, Chicago, Illinois 60606, Attn: George N. Panagakis).

PLEASE TAKE FURTHER NOTICE that the Debtors have 10 calendar days after receipt of this Notice to object to the Proposed Transfer described herein.  If the Debtors file an objection, such Proposed Transfer will not be effective unless approved by a final and nonappealable order of the Court.  If the Debtors do not object within such 10-day period, then after expiration of such period the Proposed Transfer may proceed solely as set forth in the Notice.

PLEASE TAKE FURTHER NOTICE that any further transactions contemplated by [Name of Prospective Seller] that may result in [Name of Prospective Seller] selling, trading or otherwise transferring shares of Hartmarx Stock (or an Option with respect thereto) will each require an additional notice filed with the Court to be served in the same manner as this Notice.

Respectfully submitted,

(Name of Prospective Seller)

By:
Name:
Title:
Address:

Telephone:
Facsimile:

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Exhibit B
(Notice of Order)

IN THE UNITED STATES BANKRUPTCY COURT
FOR THE NORTHERN DISTRICT OF ILLINOIS
EASTERN DIVISION

In re: HARTMARX CORPORATION, et al., Debtors.¹	) ) ) ) ) ) ) )	Case No. 09-02046 (BWB) (Jointly Administered) Chapter 11 Hon. Bruce W. Black

NOTICE OF ORDER UNDER 11 U.S.C. §§ 105, 362 AND 541 AND FED. R. BANKR. P.
3001 AND 3002 ESTABLISHING NOTICE AND HEARING PROCEDURES
 FOR TRADING IN EQUITY SECURITIES IN THE DEBTORS’ ESTATES
 NUNC PRO TUNC TO THE DATE OF THE FILING OF THE MOTION

PLEASE TAKE NOTICE that on January 23, 2009 (the "Petition Date"), Hartmarx Corporation (“Hartmarx” or the “Company”) and 50 of its subsidiaries, debtors and debtors-in-possession (collectively, the “Debtors”), each filed a voluntary petition (collectively, the "Chapter 11 Cases") in the United States Bankruptcy Court for the Northern District of Illinois (the "Bankruptcy Court") for reorganization relief under chapter 11 of title 11 of the United States Code, 11 U.S.C. §§  101 et seq., as amended (the "Bankruptcy Code").  Subject to certain exceptions,

1      The Debtors consist of: Hartmarx Corporation (FEIN: 36-3217140); Anniston Sportswear Corporation (FEIN: 63-0255951); Briar, Inc. (FEIN: 36-3295194); Chicago Trouser Company, Ltd. (FEIN: 36-3654087); C.M. Clothing, Inc. (FEIN: 62-0726470); C.M. Outlet Corp. (FEIN: 23-2079484); Consolidated Apparel Group, Inc. (FEIN: 36-4451205); Country Miss. Inc. (FEIN: 23-2159300); Country Suburbans, Inc. (FEIN: 13-2536025); Direct Route Marketing Corporation (FEIN: 36-3353564); E-Town Sportswear Corporation (FEIN: 35-1045839); Fairwood-Wells, Inc. (FEIN: 36-2793207); Gleneagles, Inc. (FEIN: 52-0382880); Handmacher Fashions Factory Outlet, Inc. (FEIN: 62-0699057); Handmacher-Vogel, Inc. (FEIN: 13-2522868); Hart Services, Inc. (FEIN: 36-3119791); Hart Schaffner & Marx (FEIN: 36-1196390); Hartmarx International, Inc. (FEIN: 36-3849547); Hickey-Freeman Co., Inc. (FEIN: 05-0522438); Higgins, Frank & Hill, Inc. (FEIN: 36-3119788); HMX Luxury, Inc. (FEIN: 36-3432123); HMX Sportswear, Inc. (FEIN: 13-2882518); Hoosier Factories, Incorporated (FEIN: 35-1103970); HSM Real Estate LLC (FEIN: 36-4421906); HSM University, Inc. (FEIN: 36-3635288); Intercontinental Apparel, Inc. (FEIN: 22-2268615); International Women's Apparel, Inc. (FEIN: 74-1312494); Jaymar-Ruby, Inc. (FEIN: 35-0392340); JRSS, Inc. (FEIN: 35-1695663); Kuppenheimer Men's Clothiers Dadeville, Inc. (FEIN: 63-0179270); Monarchy Group, Inc. (FEIN: 26-0472040); National Clothing Company, Inc. (FEIN: 13-3056089); NYC Sweaters, Inc. (FEIN: 20-5399484); 106 Real Estate Corp. (FEIN: 23-1609394); Robert's International Corporation (FEIN: 36-3671895); Robert Surrey, Inc. (FEIN: 36-6163392); Salhold, Inc. (FEIN: 36-3806997); Seaford Clothing Co. (FEIN: 36-1692913); Simply Blue Apparel, Inc. (FEIN: 20-3583172); Society Brand, Ltd. (FEIN: 36-6114108); Sweater.com Apparel, Inc. (FEIN: 20-5300452); Tag Licensing, Inc. (FEIN: 36-2876915); Tailored Trend, Inc. (FEIN: 13-1540282); Thorngate Uniforms, Inc. (FEIN: 23-1007260); Thos. Heath Clothes, Inc. (FEIN: 36-6114533); Trade Finance International Limited (FEIN: 36-3758253); Universal Design Group, Ltd. (FEIN: 36-3758257); M. Wile & Company, Inc. (FEIN: 16-0959019); Winchester Clothing Company (FEIN: 61-0983980); Yorke Shirt Corporation (FEIN: 36-3440608); Zooey Apparel, Inc. (FEIN: 20-5917889).

section 362 of the Bankruptcy Code operates as a stay of any act to obtain possession of property of the Debtors' estates or of property from the Debtors' estates or to exercise control over property of the Debtors' estates.

PLEASE TAKE FURTHER NOTICE that on May 4, 2009, the Debtors filed a motion (the "Motion") seeking entry of an order (the “Order”) pursuant to sections 105, 362, and 541 of the Bankruptcy Code establishing notice and hearing procedures for trading in equity securities in the debtors’ estates.

PLEASE TAKE FURTHER NOTICE THAT on [_______], 2009, the Bankruptcy Court entered the Order (Docket No. [_______]) approving the procedures set forth below in order to preserve the Debtors' Tax Attributes.  EXCEPT AS OTHERWISE PROVIDED BY THE ORDER, ANY ACQUISITION, DISPOSITION OR OTHER TRANSFER IN VIOLATION OF THE RESTRICTIONS SET FORTH IN THE ORDER SHALL BE NULL AND VOID AB INITIO AS AN ACT IN VIOLATION OF THE AUTOMATIC STAY UNDER SECTIONS 105(A) AND 362 OF THE BANKRUPTCY CODE.

PLEASE TAKE FURTHER NOTICE that the Debtors hereby request that any transfer agent send this Notice of Order to all holders in excess of 937,000 of Hartmarx Stock registered with the transfer agent. Likewise any registered holder shall, in turn, provide the Notice of Order to any such holder for whose account the registered holder holds in excess of 937,000 shares of Hartmarx Stock. Any such holder shall, in turn, provide the Notice of Order to any person or entity for whom the holder holds in excess of 937,000 shares of Hartmarx Stock. Any person or entity or broker or agent acting on such person or entity’s behalf who sells an aggregate amount of at least 469,000 shares of Hartmarx Stock (or an Option with respect thereto) to another person or entity shall provide a copy of the Notice of Order to such purchaser of such Hartmarx Stock or to any broker or agent acting on such purchaser’s behalf.

PLEASE TAKE FURTHER NOTICE that, pursuant to the Order, the following procedures shall apply to holding and trading in EQUITY SECURITIES OF HARTMARX:

1.           The provisions of the Order shall be effective as of the date the Motion was filed.

2.           Any purchase, sale, or other transfer of equity securities in the Debtors in violation of the procedures set forth herein (including the notice requirements set forth in Section 3(a) and (c) below) shall be null and void ab initio as an act in violation of the automatic stay under U.S.C. §§ 362 and 105(a) of the Bankruptcy Code, provided, however, that any person or entity that has acquired, disposed of, or otherwise transferred common stock prior to entry of the Order in violation thereof and without notice of the Motion shall not be subject to sanctions or otherwise be treated as having acted in violation of the automatic stay under Section 362 of the Bankruptcy Code upon a showing to the Court of lack of notice of the Motion.

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3.           The following procedures shall apply to trading in equity securities of Hartmarx Corporation:

(a)         Any person or entity (as defined in Treasury Regulations Section 1.382-3(a) for purposes of this Section 3) who currently is or becomes a Substantial Shareholder (as defined in Paragraph (e) below) shall file with this Court, and serve on counsel to the Debtors, a notice of such status, in the form attached to the Order as Exhibit A-1, on or before the later of (A) twenty (20) calendar days after the effective date of the notice of entry of the Order or (B) ten (10) calendar days after becoming a Substantial Shareholder.

(b)         At least ten (10) calendar days prior to effectuating any transfer of equity securities (including Options to acquire such securities, as defined below) that would result in an increase in the amount of Hartmarx Stock beneficially owned by a Substantial Shareholder or would result in a person or entity becoming a Substantial Shareholder, such Substantial Shareholder shall file with this Court, and serve on counsel to the Debtors, advance written notice, in the form attached to the Order as Exhibit A-2, of the intended transfer of equity securities.

(c)         At least ten (10) calendar days prior to effectuating any transfer of equity securities (including Options to acquire such securities) that would result in a decrease in the amount of Hartmarx Stock beneficially owned by a Substantial Shareholder or would result in a person or entity ceasing to be a Substantial Shareholder, such Substantial Shareholder shall file with this Court, and serve on counsel to the Debtors, advance written notice, in the form attached to the Order as Exhibit A-3, of the intended transfer of equity securities (the notices required to be filed and served under Paragraph (b) and this Paragraph (c), each a "Notice of Proposed Transfer").

(d)         The Debtors shall have ten (10)) calendar days after receipt of a Notice of Proposed Transfer to file with this Court and serve on such Substantial Shareholder an objection to any proposed transfer of equity securities described in the Notice of Proposed Transfer on the grounds that such transfer may adversely affect the Debtors' ability to utilize their Tax Attributes.  If the Debtors file an objection, such transaction will not be effective unless approved by a final and nonappealable order of this Court.  If the Debtors do not object within such 10-day period, such transaction may proceed solely as set forth in the Notice of Proposed Transfer.  Further transactions within the scope of this Paragraph must be the subject of additional notices as set forth herein, with an additional 10-day waiting period.

(e)         For purposes of the Order, (A) a "Substantial Shareholder" is any person or entity which beneficially owns at least 1,873,715 shares (representing approximately 4.75 % of all issued and outstanding shares) of the common stock of ("Hartmarx Stock"), and (B) "beneficial ownership" (or any variation thereof of Hartmarx Stock and Options to acquire Hartmarx Stock) shall be determined in accordance with applicable rules under Section 382 of the I.R.C., Treasury Regulations promulgated thereunder and rulings issued by the Internal Revenue Service, and thus, to the extent provided therein, from time to time shall include, without limitation, (i) direct and indirect ownership (e.g., a holding company would be considered to beneficially own all shares owned or acquired by its subsidiaries), (ii) ownership by such holder's family members and persons acting in concert with such holder to make a

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coordinated acquisition of stock, and (iii) an Option to acquire Hartmarx Stock.  An "Option" to acquire stock includes any contingent purchase, warrant, convertible debt, put, stock subject to risk of forfeiture, contract to acquire stock, or similar interest, regardless of whether it is contingent or otherwise not currently exercisable.  For the avoidance of doubt, by operation of the definition of beneficial ownership in clause (B) of this Paragraph, an owner of an Option to acquire Hartmarx Stock may be treated as the owner of such Hartmarx Stock.

PLEASE TAKE FURTHER NOTICE that, upon the request of any person, counsel to the Debtors, Skadden, Arps, Slate, Meagher & Flom LLP, 333 West Wacker Drive, Chicago, Illinois 60606-1285, Attn: George N. Panagakis, will provide a form of each of the required notices described above.

PLEASE TAKE FURTHER NOTICE that, upon the request of any person, Kurtzman Carson Consultants LLC, 2335 Alaska Avenue, El Segundo, California 90245 (“KCC”), shall supply a copy of the Order.  KCC shall supply a copy of the Order at a cost to be paid by the person requesting it at the prevailing fee being charged by KCC.  KCC shall accommodate document requests during normal business hours, Monday to Friday (excluding recognized holidays).

FAILURE TO FOLLOW THE PROCEDURES SET FORTH IN THIS NOTICE SHALL CONSTITUTE A VIOLATION OF THE AUTOMATIC STAY PRESCRIBED BY SECTION 362 OF THE BANKRUPTCY CODE.

ANY PROHIBITED PURCHASE, SALE, TRADE, OR OTHER TRANSFER OF EQUITY SECURITIES IN THE DEBTORS IN VIOLATION OF THE ORDER SHALL BE NULL AND VOID AB INITIO AND MAY BE PUNISHED BY CONTEMPT OR OTHER SANCTIONS IMPOSED BY THE BANKRUPTCY COURT.

PLEASE TAKE FURTHER NOTICE that the requirements set forth in this Notice are in addition to the requirements of Rule 3001(e) of the Federal Rules of Bankruptcy Procedure and applicable securities, corporate, and other laws, and do not excuse compliance therewith.

Dated: Chicago, Illinois May [___], 2009
SKADDEN, ARPS, SLATE, MEAGHER
& FLOM LLP
George N. Panagakis (ARDC #6205271)
Felicia Gerber Perlman (ARDC #06210753)
Eric J. Howe (ARDC #6291643)
333 West Wacker Drive
Chicago, Illinois  60606-1285
(312) 407-0700
Attorneys for Debtors and Debtors-in-Possession

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